UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 27, 2017

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

30-0791746

(IRS Employer Identification Number)

555 Madison Avenue, 5th Floor

New York, NY

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On December 27, 2017, Tauriga Sciences, Inc. (the “Company”) announced that the Company intends on purchasing $25,000 of the crypto currency called Groestlcoin (Crypto Currency Code: GRS). This purchase will be funded by the Company’s available cash and is expected to be completed over the next ninety (90) days in several distinct tranches over multiple dates.

On January 3, 2018, the Company completed the purchase of the first tranche of Groestlcoin in an aggregate amount of $10,000 for 3,805.835 Groestlcoin (Price per Unit: $2.63).

The press release announcing the above-described transaction and planned purchase is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Exhibits Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2018

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer